October 2012 Charting the Course to Profitable Growth Exhibit 99.1

Safe Harbor Statement
This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private
Securities Litigation Reform Act of 1995, including statements concerning the Company's prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company's objectives, expectations, products, future plans for introduction of new products and the anticipated outcome of new business initiatives. Factors that could cause Nautilus, Inc.'s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.
Unless otherwise indicated, all information regarding our operating results pertain to continuing operations.

Plans and strategies are in place to deliver…
Nautilus Fall 2012 Update - Highlights
• The Business has been successfully transformed into a simplified, much more focused and profitable, growth oriented model
• Significant momentum on key initiatives which began last year are starting to pay dividends
• Stepped up new product development efforts are getting traction
Pipeline of new launches starting Q3 2012 through 2013
• Operating expense controls and leverage potential are evident
First half operating ratio was 42.7% of sales versus 45.2% last year
• Balance sheet is well positioned to support business growth
All remaining debt paid off in March 2012
Cash balance at $16.1M as of June 2012

growth above the industry average
profitability in line with top consumer durables companies

Nautilus Fall 2012 Update
Recent Financial Performance Improvement
Recent Business Initiative Results
Objectives and Strategies for the Future
Themes of Execution
Summary
Other Background Information
Nautilus Business Profile
Historical Perspective

Business Model Transformation
Complex
Lack of Focus
Significant  Infrastructure
Globally
Years of Financial Losses
Weak Balance Sheet
Simplified
Focused on Home Use
Markets
Lean Operations
Strong Balance Sheet
2007
2007
2012
2012

Remain Simplified; but with
stepped up product innovation
and brand utilization
Remain Focused; but with more
diversified product lines
Continue; but with even greater
leverage of current infrastructure
Continue; building towards
higher operating margin
Maintain and Build; utilize to
improve shareholder value
GOAL
GOAL
Profitable and Positioned
for Further Improvement

Recent Financial Performance Improvement
* Remaining debt was paid off in March 2012 ($5.5M)

METRIC YOY First Half 2012 Last Twelve Months - Q2 2012
•
Revenue Growth increased
– Direct
– Retail
+   9.4%
+ 10.9%
+   8.1%
+   7.4%
+ 10.1%
+   3.6%
•
Gross Margin
Direct
Retail
+ 110 bps
+ 230 bps
- 100 bps
+  10 bps
+ 150 bps
- 310 bps
•
Operating Expense ratio Improved
45.2% to 42.7% 44.9% to 40.5%
•
June Cash net of debt improved $16.1M vs $9.6M Last Year * ---
•
Income from Continuing Operations
increased
Loss of $1.1M to gain of
$2.2M
Loss of $1.5M to gain of $5.7M
improved

Operating Income Progress
Continuing Operations Only
*2012 LTM results shown are for the last twelve month’s actual performance which includes July 2011 through June 2012
Results of Restructuring
and Focus on Consumer
Market

-25.00%
-20.00%
-15.00%
-10.00%
-5.00%
0.00%
5.00%
2008 2009 2010 2011 2012 LTM*
Operating Income / Loss
(% of Net Revenue)

Millions (USD)

Millions (USD)

Millions (USD)

Millions (USD)

Operating Income Progress
Continuing Operations - Quarterly results are unaudited

Operating Income / Loss by Quarter
-$5.0
-$4.0
-$3.0
-$2.0
-$1.0
$0.0
$1.0
$2.0
$3.0
$4.0
'09 '10 '11 '12
-16.0
-14.0
-12.0
-10.0
-8.0
-6.0
-4.0
-2.0
0.0
'09 '10 '11 '12
-3.5
-3.0
-2.5
-2.0
-1.5
-1.0
-0.5
0.0
'09 '10 '11
-10.0
-8.0
-6.0
-4.0
-2.0
0.0
2.0
4.0
6.0
'09 '10
Q4
Q3
Q2
Q1
'11

Recent Business Initiative Results – Significant Momentum
• Top line growth and margin improvement from new products
New line of TCs, CBR, Retail items introduced in 2011 / 2012
• Milestone consumer and brand research study completed
Setting brand strategy; improved product positioning
Filtering and better targeting of new products
Focus licensing opportunities
• Increased new product development resources have been put in place
Advanced Development Group created
New disciplines to enhance product innovation
• New product pipeline filling for 2013 and beyond
Back half 2012 planned launches include DVD program, more Retail items, digital caloric tracking device
• Secured back half 2012 price increases to help mitigate product cost pressures
• Significantly advanced diversification of supply base and negotiated more favorable payment terms
First Half 2012

Recent Business Initiative Results
(cont.)
• Placements secured with new Retail customers
• Cost improvement initiatives being institutionalized
Focus on products, processes, and services
• Remaining debt was paid off in March ($5.5M)
• Organizational progress:
New CFO (Linda Pearce) joined in August this year
Significant talent added throughout R&D
Move to lower cost office completed in August
Redesigned incentive plan for better alignment with performance to long term goals
First Half 2012
Significant momentum on key initiatives begun last year
and we are beginning to harvest gains from those efforts

New Product Development Progress – Stepped up pace
•
In 2012 we have launched several new products (many shown below) with more on the way:
Coming in Q4:
DVD Workout Program
and a Digital Caloric Tracking Device
Schwinn AD6 Airdyne
Bowflex 445 Dumbbells
Schwinn A40 and 425 Elliptical
Schwinn 520 Recumbent Elliptical
CoreBody Reformer
Creative Refresh

Brand Research Findings – Significant Opportunity
•
In early 2012 we
engaged in a large
nationwide survey of
attitudes and
behaviors toward
fitness across all
geographic, age,
gender, and income
demographics
•
We confirmed that
we hold industry
leading brands, and
also gained valuable
insights into
consumer attitudes
toward modalities,
desired goals, and
shopping
preferences
1,500+ respondents
maintaining journals of
activity and answering
questions regarding
fitness equipment
modalities and brands

1,500+ respondents
maintaining journals of
activity and answering
questions regarding
fitness equipment
modalities and brands
Bowflex ranks #1 in
awareness
Nautilus and Schwinn also
rank near top of awareness
Universal is untapped
opportunity
All brands ranked at the top
of the industry for quality,
durability, and company
reputation
Bowflex: Innovative, Quick
and Proven Results
Nautilus:  Serious Fitness
Schwinn:  Quality Cardio
Differentiated brands allow
greater market flexibility
Unique consumer segments
•
•
•
•
•
•
•
•
•
and product opportunities for
each brand
Roadmap established to drive
licensing direction
•
Recognized
Brands
Desired
Attributes
Market
Opportunities

Objectives and Strategies – Getting to the Goal
STRATEGIES/METRICS
How we grow and compete
Added core competencies
How we do what we do
The scorecard

KEY
ELEMENTS
Business Strategies
Operational Capabilities
Organizational
Financials
Plans to achieve the desired business profile
are being implemented
OUR
EXPECTATIONS
FOR THE
FUTURE

Business Strategy
for the Future –
Ideal State
• New products focus / diversified product line offering
Expanded cardio and alternative fitness
Stabilized and growing strength business
• Brands further developed via internal marketing and licensing
• Expanded International sales; growth on a paced, low risk basis
Represents <1% today
• Expanded Licensing opportunities to extend brand building and increase royalty stream
• Further built-in resilience to consumer credit environment via product diversification
• Maximized shareholder return including optimal use of cash
• Achieved desired level of Organizational Excellence
Culture of improvement, innovation, and execution

Targeted Financial Objectives – Potential for the Future
• Revenue growth pace approximating 9% / year for both Retail and Direct
Direct:  Keeping current pace a low double digit / year
Retail:  Slower start but achieving 8-9% / year as we continue to execute and the consumer spending environment improves
• Gross margin improvement of 3-4% points
Retail: Turnaround trend expected to begin second half 2012 and build from there over the longer term
Direct:  Further modest gains possible
• Operating expense:  Greater leverage is possible 1-3% points
S&M investment for new product launches is mostly scalable
Gradual continued R&D investment
Investment in brand development
Operating income range approximating 7-10% (versus 2% in 2011) *
* Excludes oppty’s / changes in licensing royalty stream

Although we are not yet positioned to identify precise timeframes for achievement of our objectives, we believe that with continued execution of our strategy we can deliver long term financial performance in-line with top performing peers

Levers to Generate Growth and Increased Profitability
Unique
Multi-Channel
Business Model
Capabilities
Cost
Opportunities in
Supply Chain
Strongest Brands
in the Industry
(Including #1)
Balance Sheet
Provides
Flexibility
for Growth
Re-invigorated New
Product Development and
Diversification
Strong
Company
Culture
Overhead
Structure is Highly
Leverage-able
Very Efficient
Working Capital
Model
Significant
Licensing
Royalty
Stream
Low Market
Share in Retail
Un-penetrated
International
Markets

✓	✓	
	✓	✓	
	✓	✓	
	✓	✓	
	✓	✓	
		✓	✓
		✓	✓
		✓	✓
			✓
	✓	✓	✓

Revenue
Growth
Margin
Improvements
Operating
Expense
New Product Pipeline
(more, and more diverse)
Brand Leverage
Increased Retail Share
International
Increased Licensing
Supply Chain Efficiencies
Cost Improvements
Leveraging Overhead Structure
Marketing and Media Efficiency
Strong Company Culture
(continuous improvement)
Generating Long Term EPS Growth

• Deliver short term improvements while building for the future
– Build in sustainable improvements
• Exploit our competitive advantages in
brands,
product quality and
innovation,
marketing
expertise,
and customer loyalty
• Diagnose, plan, deploy, and course correct when necessary
– Create culture of optimization and search out opportunities
• Tight controls on operating expense and working capital
Themes of Execution

These underlying themes of execution will enable us to
advance our initiatives with pace

Summary
• We have built a strong foundation for execution of our strategies to achieve the ideal state and to realize the potential in the business
• Management team is focused on key strategies and initiatives to deliver the mid-term financial objectives
• Additional underpinnings to support our longer term strategy for growth are being implemented in 2012 / 2013
Product development and diversification
Brand development and penetration, including licensing
Cost structure and operational capabilities
Organizational Excellence
• Always mindful of return to shareholders via EPS growth and capital allocation

The potential is there, the plan is clear, the trajectory is good

Summary – Long Term EPS Growth Potential

Strong EPS growth / year
Operating Expense Leverage 1-3 pts lower
Gross Margin Improvement 3-4  pts higher
Revenue Growth – Sustaining 9-10% / year
Operating Income @ 7-10% and increasing at double digit pace
+
Cash generation
We are focused on delivering value to our shareholders through sustained EPS growth.  By executing our strategies, we expect to deliver strong EPS growth over the long term.

Nautilus Business Profile Historical Perspective 21

Nautilus Cardio Product Lines TreadClimber by Bowflex Schwinn Fitness Nautilus CoreBody Reformer 22

Nautilus Strength Product Lines Bowflex / Nautilus SelectTech Dumbbells Bowflex Revolution and Rod Based Home Gyms Universal Strength Accessories Bowflex BodyTower 23

2X
800.792.6784 www.BUYTC.com
800.792.6784 www.BUYTC.com
800.792.6784 www.BUYTC.com
800.792.6784 www.BUYTC.com

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Bowflex
BOWFLEX

BOWFLEX. HOME FITNESS CATALOG
Product Search
Get Fit Faster—Guaranteed!
Upgrade Your Bowflex Gym
Build All-Over Body Power
Sculpt Your Entire Body
Get a More Effective Workout
Get The Gear Our Customers Love
Gear Up For Complete Fitness
Brands
BOWFLEX
SCHWINN FITNESS
NAUTILUS
Universal

• Direct to Consumer
–
Our direct to consumer business utilizes television and online advertising, in addition to social media, to drive sales via our websites and call center
Consumer Reach - Direct

amazon.com

EVERY SEASON STARTS AT
DICK'S
SPORTING GOODS

SPORTS
AUTHORITY

Walmart
Save money. Live better.

Sears

AAFES
Army & Air Force Exchange Service

FLAMAN
Fitness

Consumer Reach – Retail • Retail – Distributes products via multiple third-party retailers located in the US and Canada, as well as through leading e-commerce sites such as Amazon.com 25

Nautilus History
• Revenues peaked at $ 680M* in 2006, however profitability was eroding, cash dwindling and debt was rising
• Economic downturn in 2008 / 2009 negatively affected consumer discretionary purchases
• Commercial and Pearl Izumi businesses divested in 2008 / 2009 and largely eliminated debt while shoring up the balance sheet
• Restructured in 2009-2010 to focus on the consumer market
Direct to consumer via TV / Internet
Retail via both traditional store placement and leading e-commerce sites
*Includes income from discontinued and continuing operations

1986:
Founded as
Bowflex of
America
1993:
DRTV
marketing
begins
1999:
Acquired
Nautilus Inc -
expansion
into
commercial
clubs
2001:
Acquired
Schwinn Fitness
and entered
retail market
2005:
Acquired
Pearl iZumi
with plans to
expand into
fitness apparel
market
2006:
Peak
revenues
as sales
exceed
$600M
2008:
Sold Pearl
iZumi
business
2009:
Divested
commercial
brands via sale
and licensing
agreements
2010:
Restructured
to focus on
consumer
markets
2011:
Achieved
annual
profitability for
first time since
2006

Revenue and Income from both Discontinued and Continuing Operations
*2012 LTM results shown are for the last twelve month’s actual performance which includes July 2011 through June 2012

Net Income Progress
($100)
($80)
($60)
($40)
($20)
$0
$20
$40
$0
$100
$200
$300
$400
$500
$600
$700
$800
2005 2006 2007 2008 2009 2010 2011 2012 LTM*
Net Revenue Net Income / (Loss)
$631
$680
$569
$439
$264
$181 $181
$188
$23
$29
($56)
($91)
($53)
($23)
$1
$5
Revenue and Net Income
($ Millions)